SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant☑
Filed by a Party other than the Registrant☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Champion Industries, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      ☑ No fee required.

      ☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

      (2) Form, schedule or registration statement no.:

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      (4) Date filed:

CHAMPION INDUSTRIES, INC.

P. O. Box 2968
Huntington, West Virginia 25728

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held March 15, 2004

To The Shareholders:

     The annual meeting of shareholders of Champion Industries, Inc. will be held at the Radisson Hotel Huntington, 1001 Third Avenue, Huntington, West Virginia, on Monday, March 15, 2004 at 1:00 p.m. local time for the following purposes:

1.	To fix the number of directors at eight (8) and to elect directors to hold office until the next annual meeting of shareholders.

2.	To consider and approve adoption of the 2003 Stock Option Plan.

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record of the Common Stock of Champion Industries, Inc. at the close of business on February 6, 2004 are entitled to notice of this meeting and to vote at the meeting.

     We hope you will attend the meeting and vote your shares in person. However, since a majority of the outstanding shares must be present in person or by proxy in order to conduct the meeting, we urge you to date, sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person. If you do attend the meeting, you may then withdraw your proxy if you so desire. The proxy may be revoked at any time prior to its exercise, but after commencement of the annual meeting, the proxy may be revoked only in accordance with the order of business adopted for the meeting.

Dated: February 12, 2004	By Order of the Board of Directors

WALTER R. SANSOM, SECRETARY

CHAMPION INDUSTRIES, INC.
P. O. Box 2968
Huntington, West Virginia 25728

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
to be held March 15, 2004

INTRODUCTION

     The accompanying proxy is solicited by and on behalf of the Board of Directors of Champion Industries, Inc. (the “Company”) for use at the annual meeting of shareholders to be held on Monday, March 15, 2004, at 1:00 p.m. local time at the Radisson Hotel Huntington, 1001 Third Avenue, Huntington, West Virginia, and any adjournment thereof (the “Annual Meeting”). The Company anticipates that this Proxy Statement and the form of proxy will be sent or given to shareholders on approximately February 12, 2004.

     Only those shareholders of record as of the close of business on February 6, 2004 are entitled to notice of and to vote at the meeting and any adjournment thereof. At such time, the Company had and continues to have only one (1) class of stock outstanding, consisting of 9,729,913 issued and outstanding shares of common stock, of the par value of One Dollar ($1.00) per share (the “Common Stock”) held by approximately 519 shareholders. The Common Stock carries no preemptive rights.

Cumulative Voting is Authorized

     The Company’s By-laws provide that at each election for directors every shareholder entitled to vote at such election has as many votes as the number of shares owned, multiplied by the number of directors to be elected, and may either accumulate all votes for one candidate or distribute those votes among as many candidates as the shareholder may choose. For all other purposes, each share is entitled to one vote.

SOLICITATION OF PROXIES AND VOTING

     Solicitation of proxies may be made in person or by mail, telephone, or facsimile by directors, officers and regular employees of the Company or its subsidiaries and by proxy solicitation companies. The Company may also request brokerage houses, banks, and other record holders of the Company’s stock to forward proxy solicitation materials to the beneficial owners of such stock, and will reimburse such persons for their expenses in connection therewith. The Company has engaged Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies of brokers and financial institutions and their nominees, for a fee of

$4,000, plus reimbursement of reasonable out-of-pocket expenses. The expense of soliciting proxies will be borne by the Company.

     Shares represented at the meeting by properly executed proxies in the accompanying form will be voted at the meeting, or any adjournment thereof, and where the shareholder giving the proxy specifies a choice by means of the ballot space provided in the form of proxy, the shares will be voted in accordance with the specifications so made. If no directions are given by the shareholder, the proxy will be voted in accordance with the recommendations of the Board of Directors of the Company, for the election of the Board of Directors’ eight (8) nominees for election as directors of the Company (or, if deemed appropriate by the individuals appointed in the proxies, cumulatively voted for less than all of the Board’s nominees to ensure the election of as many of the Board’s nominees as possible). Any proxy given for use at the meeting may be revoked at any time before it is exercised by written notice or subsequently dated proxy received by the Company, or by oral revocation given by the shareholder in person at the meeting or any adjournment thereof. The proxies appointed by the Board of Directors may, in their discretion, vote upon such other matters as may properly come before the annual meeting.

     Votes, whether in person or by proxy, will be counted and tabulated by judges of election appointed by the Board of Directors of the Company, in conjunction with an independent, third-party vote tabulation firm. The presence of a majority of the outstanding shares of Common Stock in person or by proxy is necessary to constitute a quorum. Abstentions and broker non-votes will not be counted as votes either “for” or “against” any matters coming before the Annual Meeting, but will be counted toward determining the presence or absence of a quorum. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals. In the election of directors, those nominees receiving the eight (8) highest number of votes shall be elected, even if such votes do not constitute a majority.

ELECTION OF DIRECTORS

Proposal No. 1 in the Accompanying Form of Proxy

     The proxies granted by the shareholders will be voted at the meeting for the resolution, unless contrary direction is indicated, establishing the number of directors at eight (8) and the election of the eight (8) nominees listed below. The proxies cannot be voted for a greater number of persons. The nominees elected as directors are to serve until the next annual meeting of shareholders and until their successors are duly elected and have qualified. The By-laws provide, however, that between annual meetings, the Board of Directors, by a majority vote, may increase the number of directors and may appoint such persons as they may select, by a majority vote, to fill any vacancies.

     While it is not anticipated that any of the nominees will be unable to serve, if for any reason one or more shall be unable to do so, the proxies will be voted for any nominees selected by management of the Company. The persons listed below have been nominated by the Board of Directors for election as directors. Except for Charles R. Hooten, Jr., each of the nominees is currently a director of the Company. The name, age, principal occupation and busi-

ness experience of each, all positions and offices held by each with the Company or any of its subsidiaries and any period during which he has served as such are set forth below.

Name, Age, Position and
Offices with Company and
Year Became Director	Principal Occupations for Past Five Years

Louis J. Akers - 52 Director – 2004	Vice Chairman of Board of Directors, Ferris, Baker Watts, Incorporated since December 2001; Chief Executive Officer, Ferris, Baker Watts, Incorporated, from October 1998 to December 2001.

Philip E. Cline -70 Director - 1992	Consultant, July 1999 to present; President of River City Associates, Inc. and General Manager of Radisson Hotel Huntington since 2001; President, Monumental Concrete Co. August 1996 to present; President, Chief Executive Officer and Director, Broughton Foods Company from January 1997 to June 1999; Interim President and Chief Executive Officer, Broughton Foods Company from November 1996 to December 1996; Consultant from January 1996 to November 1996, Executive Vice President (1995 to 1996), Vice President and Treasurer (1968 to 1995) of J. H. Fletcher & Co. (manufacturer of underground mining equipment); Director of Bank One West Virginia Corporation (formerly Key Centurion Bancshares, Inc.) from 1983 to December 2000.

Charles R. Hooten, Jr. - 77	President, Hooten Equipment Company (wholesale distributor of food store, food service heating and air conditioning equipment) from 1976 to present; member of the Natural Resource Commission of the State of West Virginia.

Harley F. Mooney, Jr. - 75 Director – 1992	Brig. Gen. U.S. Army (Ret.); Managing Partner, Mooney-Osborne & Associates (management consulting) from 1985 to present; Director of Stationers, Inc. (a Company subsidiary) from 1989 to present; consultant to Stationers, Inc. from 1988 to 1990; consultant to The Harrah and Reynolds Corporation from 1988 to 2003; Director of Ohio River Bank, Ironton, Ohio from 1995 to present; Chairman of the Board of Directors, Caspian Industries (manufacturing) since 1996.

A. Michael Perry - 67 Director - 1992	Retired; President (from 1983 to December 1993), Chief Executive Officer (from 1983 to June 1, 2001) and Chairman of Board from November 1993 to June 1, 2001 of Bank One West Virginia Corporation (formerly Key Centurion Bancshares, Inc.).

Name, Age, Position and
Offices with Company and
Year Became Director	Principal Occupations for Past Five Years

Marshall T. Reynolds - 67 Chief Executive Officer, Director and Chairman of the Board of Directors - 1992
Chief Executive Officer and Chairman of the Board of Directors of Company from 1992 to present, President of Company from December 1992 to September 2000; President and general manager of The Harrah and Reynolds Corporation, predecessor of the Company, from 1964 (and sole shareholder from 1972) to present; Chairman of the Board of River City Associates, Inc. (owner of Radisson Hotel Huntington) since 1989; Chairman of the Board of Directors, Broughton Foods Company from November 1996 to June 1999; Director (from 1983 to November 1993) and Chairman of the Board of Directors (from 1983 to November 1993) of Bank One West Virginia Corporation (formerly Key Centurion Bancshares, Inc.).

Neal W. Scaggs - 67 Director – 1992	President, Baisden Brothers, Inc. (retail and wholesale hardware) from 1963 to present.

Glenn W. Wilcox, Sr. - 72 Director – 1997	Chairman of the Board of Directors of Wilcox Travel Agency, Inc. since 1953; Chairman of the Board of Directors (since 1974) and President (from 1974 to 1997) of Blue Ridge Printing Co., Inc; Chairman of the Board of Directors of Tower Associates, Inc. (real-estate development) since 1989.

     Mr. Reynolds is chairman of the board of directors and Mr. Scaggs and Mr. Hooten are directors of Premier Financial Bancorp, Inc., of Huntington, West Virginia, which has a class of securities registered pursuant to the Securities Exchange Act of 1934.

     Mr. Reynolds is a director of First Guaranty Bank, of Hammond, Louisiana, which has a class of securities registered pursuant to the Securities Exchange Act of 1934.

     Mr. Perry is a director of Arch Coal, Inc., which has a class of securities registered pursuant to the Securities Exchange Act of 1934.

     Mr. Reynolds is a director of Abigail Adams National Bancorp, Inc., of Washington D.C., which has a class of securities registered pursuant to the Securities Exchange Act of 1934.

     Mr. Wilcox is a director of Progressive Return Fund, Inc., The Cornerstone Total Return Fund, Inc., Cornerstone Strategic Value Fund, Inc., and Investors First Fund, Inc., registered investment companies under the Investment Company Act of 1940.

     Mr. Reynolds is chairman of the board of directors and Messrs. Cline, Hooten and Scaggs are directors of Portec Rail Products, Inc., of Pittsburgh, Pennsylvania, which has a class of securities registered pursuant to the Securities Exchange Act of 1934.

DIRECTOR MEETINGS, COMMITTEES AND ATTENDANCE

     During fiscal year 2003, there were 11 meetings of the Company Board of Directors. All directors attended 75% or more of the aggregate of meetings of the Board and their committees held during their respective terms. The Company strongly encourages all members of the Board of Directors to attend the annual meeting of shareholders each year. At the prior year’s annual shareholder meeting, 6 of the 8 directors were present.

     The Board of Directors consists of a majority of “independent directors” as such term is defined in the Nasdaq Stock Market Marketplace Rules. The Board of Directors has determined that Louis J. Akers, A. Michael Perry, Neal W. Scaggs and Glenn W. Wilcox, Sr. are independent directors, and that nominee Charles R. Hooten, Jr. is independent.

     The Board of Directors has adopted a formal policy by which shareholders may communicate with members of the Board of Directors by mail addressed to an individual member of the Board, to the full Board, or to a particular committee of the Board, at the following address: c/o Champion Industries, Inc., P.O. Box 2968, Huntington, West Virginia 25728-2968. This information is also available on the Company’s website at www.champion-industries.com.

     The Board of Directors has three standing committees: a Compensation Committee, a Nominating Committee and an Audit Committee.

     The Compensation Committee reviews and recommends to the Board the compensation and employee benefits of officers of the Company and administers the 1993 Stock Option Plan. The Compensation Committee did not meet during fiscal year 2003, and at October 31, 2003 consisted of Messrs. Beymer, Mooney and Perry. As of February 3, 2004, the Compensation Committee consists of Messrs. Akers, Perry and Scaggs, all of whom are independent directors as defined in the Nasdaq Stock Market Marketplace Rules.

     Until December, 2003, the Board did not have a nominating committee, as nominations were made by the Board as a whole. Early in fiscal 2004, the Board of Directors established a Nominating Committee and adopted a charter to define and outline the roles and responsibilities of its members. A copy of the Nominating Committee charter is attached to this proxy statement as Exhibit C, and is also available on the Company’s website at www.champion-industries.com. The Nominating Committee currently consists of Messrs. Perry, Scaggs and Wilcox, all of whom are independent directors as defined in the Nasdaq Stock Market Marketplace Rules.

     The purpose of the Nominating Committee is to assist the Board in identifying qualified individuals to become board members and in determining the composition of the Board and its committees. When considering a potential director candidate, the Nominating Committee looks for personal and professional integrity, demonstrated ability and judgment and business experience. The Nominating Committee will review and consider director nominees recommended by shareholders. There are no differences in the manner in which the Nominating Committee evaluates director nominees based on whether the nominee is recommended by a shareholder. Nominees Akers and Hooten, approved by the Nominating Committee as candidates for election as directors, were recommended to the committee by

Marshall T. Reynolds, the Company’s chief executive officer.

     The Company’s By-laws provide that any shareholder wishing to present a nomination for the office of director must do so in writing delivered to the Company at least 14 days and not more than 50 days prior to the first anniversary of the preceding year’s annual meeting. Each notice must set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) relating to the nomination or nominations; (d) the class and number of shares of the Company which are beneficially owned by such shareholder and the person to be nominated as of the date of such shareholder’s notice and by any other shareholders known by such shareholder to be supporting such nominees as of the date of such shareholder’s notice; (e) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (f) the consent of each nominee to serve as a director of the Company if so elected.

     The Audit Committee meets with the Company’s financial management and independent auditors and reviews the accounting principles and the scope and control of the Company’s financial reporting practices, and makes reports and recommendations to the Board with respect to audit matters. The Audit Committee also recommends to the Board the appointment of the firm selected to be independent certified public accountants for the Company and monitors the performance of such firm; reviews and approves the scope of the annual audit and evaluates with the independent certified public accountants the Company’s annual audit and annual consolidated financial statements; and reviews with management the status of internal accounting controls and internal audit procedures and results. The Audit Committee met seven (7) times during fiscal year 2003, and at October 31, 2003 consisted of Messrs. Cline, Parchman and Scaggs. The Audit Committee is required to have and will continue to have at least three members, all of whom must be “independent directors” as defined in the Marketplace Rules of the Nasdaq Stock Market. Messrs. Akers, Scaggs and Wilcox are the current members of the Audit Committee. Messrs. Akers and Wilcox were appointed to the Audit Committee effective as of February 3, 2004. Mr. Cline served as a member of the Audit Committee in fiscal 2003 and until February 3, 2004.

     The Board determined that Mr. Akers, Mr. Scaggs and Mr. Wilcox are financially literate in the areas that are of concern to the Company, and are able to read and understand fundamental financial statements. The Board has also determined that Mr. Akers, Mr. Scaggs, and Mr. Wilcox each meet the independence requirements set forth in the Marketplace Rules of the Nasdaq Stock Market.

     The Securities and Exchange Commission (“SEC”) has adopted rules to implement certain requirements of the Sarbanes-Oxley Act of 2002 pertaining to public company audit committees. One of the rules adopted by the SEC requires a company to disclose whether it has an “audit committee financial expert” serving on its audit committee.

     Based on its review of the criteria of an audit committee financial expert under the rule adopted by the SEC the Board of Directors does not believe that any member of the Board of Directors’ Audit Committee would be described as an audit committee financial expert. At this time, the Board of Directors believes it would be desirable for the Audit Committee to have an audit committee financial expert serving on the committee. While informal discussions as to potential candidates have occurred, at this time no formal search process has commenced.

     The Company’s Board of Directors has adopted a written charter for the Audit Committee of the Board. A copy of the written Audit Committee charter is attached as Exhibit B to this annual meeting proxy statement. Please review the “Report of the Audit Committee” included in this annual meeting proxy statement.

OWNERSHIP OF SHARES

Principal Shareholder

     No person is known to the Company to be the beneficial owner of more than 5% of the Company Common Stock at January 15, 2004 except as follows:

		Amount and Nature
	Name and Address of	of Beneficial
Title of Class	Beneficial Owner	Ownership	Percent of Class

Common Stock	Marshall T. Reynolds	4,768,127 shares (1)	49%
	2450 1st Avenue Huntington, West Virginia 25728

(1)	Includes presently exercisable options to purchase 18,000 shares pursuant to 1993 stock option plan, 4,738,687 shares through a controlled corporation, The Harrah and Reynolds Corporation (“Harrah and Reynolds”), of which Mr. Reynolds is the sole shareholder and 2,440 shares held by Mr. Reynolds’ wife. 2,377,750 shares are pledged as collateral to secure loans made to Mr. Reynolds in the ordinary course of business by several commercial banks. Any disposition of such pledged shares upon a default by Mr. Reynolds under such loans could result in a change of control of the Company. The Company has no reason to believe that any such default will occur.

Security Ownership of Officers and Directors

     The following table sets forth certain information concerning ownership of Company Common Stock as of January 15, 2004 by (i) each of the directors and nominees, (ii) each executive officer named in the Summary Compensation table contained herein, and (iii) all directors and executive officers as a group. Except as otherwise noted, each beneficial owner listed below has sole voting and investment power with respect to the shares listed next to the owner’s name.

Name of Beneficial Owner	Shares Beneficially Owned		Percentage of Class

Louis J. Akers	-0-		*
Philip E. Cline	52,000		*
Charles R. Hooten, Jr.	89,150		*
Harley F. Mooney, Jr.	22,690		*
Todd L. Parchman	5,067		*
A. Michael Perry	35,456		*
Marshall T. Reynolds	4,768,127	(1)	49%
Neal W. Scaggs	72,300	(2)	*
Glenn W. Wilcox, Sr.	115,000		1.2%
J. Mac Aldridge	51,296	(3)(4)	*
R. Douglas McElwain	42,339	(4)(5)	*
James A. Rhodes	23,000	(4)
Kirby J. Taylor	28,000	(6)	*
All directors and executive officers as a group (18 persons) (7)	5,434,219		54.0%

*	The percentage of shares of Company Common Stock beneficially owned by these persons is less than 1%.

(1)	Includes presently exercisable options to purchase 18,000 shares of Common Stock pursuant to 1993 Stock Option Plan, 4,738,687 shares owned by a controlled corporation and 2,440 shares owned by wife, with respect to which reporting person has no voting or investment power.

(2)	Joint voting and investment power shared with wife with respect to 62,300 shares; 10,000 shares owned by controlled corporation.

(3)	Joint voting and investment power shared with wife with respect to 29,296 shares.

(4)	Includes presently exercisable options to purchase 22,000 shares of Common Stock pursuant to 1993 Stock Option Plan.

(5)	Joint voting and investment power shared with wife with respect to 15,456 shares.

(6)	Includes presently exercisable options to purchase 20,000 shares of Common Stock pursuant to 1993 Stock Option Plan.

(7)	Includes presently exercisable options to purchase an aggregate of 194,000 shares of Common Stock pursuant to 1993 Stock Option Plan. These shares are not included for purposes of computing the percentage of Common Stock held by all directors and executive officers as a group.

COMPENSATION OF DIRECTORS AND OFFICERS

Compensation of Directors

     Company directors who are not employees of the Company were paid a director’s fee of $500 per month through February 2003 and $1,000 per month thereafter and $100 per committee meeting attended. In addition, Company directors Robert H. Beymer and Harley F. Mooney, Jr. were each paid directors’ fees of $500 per Stationers, Inc. Board meeting attended, for total Stationers, Inc. directors’ fees of $6,000 each in fiscal year 2003. The Company reimbursed directors Todd L. Parchman and Glenn W. Wilcox, Sr. for their travel expenses incurred in attendance at monthly Board meetings, aggregating $4,553 and $7,686, respectively, in fiscal year ended October 31, 2003.

Compensation of Executive Officers

   Summary of Cash and Certain Other Compensation

     The following table shows, for the fiscal years ended October 31, 2003, 2002 and 2001, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to each of the five most highly compensated executive officers of the Company in all capacities in which they served:

SUMMARY COMPENSATION TABLE

				Long Term
				Compensation
Annual Compensation				Awards

					(i)
		(c)	(d)	(g)	All Other
(a)	(b)	Salary	Bonus	Options(1)	Compensation(2)
Name and Principal Position	Year	($)	($)	(#)	($)

Marshall T. Reynolds,	2003	1	-0-	6,000	-0-
Chief Executive Officer, Chairman	2002	1	-0-	6,000	-0-
of the Board of Directors	2001	1	-0-	-0-	-0-

J. Mac Aldridge,	2003	50,016	96,366	6,000	2,928
Vice President, Division Manager	2002	50,016	98,094	6,000	2,962
	2001	50,016	85,616	-0-	2,713

R. Douglas McElwain,	2003	50,016	78,241	6,000	2,565
Vice President, Division Manager	2002	50,016	121,518	6,000	3,431
	2001	50,016	96,031	-0-	2,713

James A. Rhodes,	2003	51,488	79,840	6,000	2,627
Vice President, Division Manager	2002	51,488	72,618	6,000	2,482
	2001	51,488	78,731	-0-	2,147

Kirby J. Taylor,	2003	130,000	-0-	6,000	-0-
President, Chief Operating Officer	2002	130,000	-0-	6,000	-0-
	2001	130,000	-0-	-0-	-0-

(1)	All options are granted at the market price of Company Common Stock on the date of the grant.

(2)	This item consists of matching contributions by the Company to its 401(k) Plan on behalf of each of the named executives to match pre-tax elective deferral contributions (included under Salary) made by each to such plan. Participation in the 401(k) Plan is open to any employee age 21 or older on January 1 and July 1 of each year following the first day of the thirteenth month of employment. Subject to limitations contained in the Internal Revenue Code, participants may contribute 1% to 15% of their annual compensation and the Company contributes 100% of the participant’s contribution not to exceed 2% of the participant’s annual compensation.

OPTION GRANTS IN LAST FISCAL YEAR - 2003

						Potential realizable
	Number of					value at
	securities		% of total			Assumed annual rates of
	underlying		options			Stock price appreciation
	options granted		granted to	Exercise		For option term (2)
			employees	Price	Expiration
Name	Type (1)	#	in fiscal year	($/share)	date	5%($)	10%($)

Marshall T. Reynolds,	ISO	6,000

Chief Executive Officer, Chairman of the Board Of Directors	NQSO	-0-

	TOTAL	6,000	4.8%	$2.77	12/16/2007	$4,592	$10,147

J. Mac Aldridge,	ISO	6,000

Vice President,	NQSO	-0-
Division Manager
	TOTAL	6,000	4.8%	$2.77	12/16/2007	$4,592	$10,147

R. Douglas McElwain,	ISO	6,000

Vice President,	NQSO	-0-
Division Manager
	TOTAL	6,000	4.8%	$2.77	12/16/2007	$4,592	$10,147

James A. Rhodes,	ISO	6,000

Vice President,	NQSO	-0-
Division Manager
	TOTAL	6,000	4.8%	$2.77	12/16/2007	$4,592	$10,147

Kirby J. Taylor,	ISO	6,000

President,	NQSO	-0-
Chief Operating Officer
	TOTAL	6,000	4.8%	$2.77	12/16/2007	$4,592	$10,147

(1)	Incentive Stock Option (ISO) or Non-qualified Stock Option (NQSO). These options were granted on December 16, 2002, and vested immediately. Options have a term of five years and are exercisable at any time during such five years as to any or all options, conditioned upon optionee’s employment by Company at time of exercise (or exercise within 90 days following termination of employment due to death, disability or voluntary retirement).

(2)	Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent assumed annual rates of appreciation, at 5% and 10%, for the 5 years option term, based on Securities and Exchange Commission rules, and do not represent the Company’s estimate or projection of the price of the Company’s Common Stock in the future. Additionally, these values do not take into account certain provisions of the options providing for termination of the options following termination of employment. Actual gains, if any, on stock option exercises depend upon the actual future performance of the Company’s Common Stock. Accordingly, the potential realizable values set forth in this table may not be achieved.

     The following table shows the number of shares covered by both exercisable and non-exercisable stock options as of October 31, 2003. Also reported are the values for “in-the-money” options which represent the positive spread between the exercise price of any such existing stock options and the fiscal year-end price of Company Common Stock.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION/SAR VALUES

				(E)
			(D)	Value of
			Number of	Unexercised
			Unexercised	In-the-Money
	(B)		Options/SARs at	Options/SARs at
	Shares	(C)	FY-End (#)	FY-End ($) (2)
(A)	Acquired on	Value	Exercisable/	Exercisable/
Name	Exercise (#)	Realized ($) (1)	Unexercisable	Unexercisable

Marshall T. Reynolds, Chief Executive Officer and Chairman of the Board of Directors	-0-	-0-	12,000/0	$18,480

J. Mac Aldridge, Vice President, Division Manager	-0-	-0-	16,000/0	$18,480

R. Douglas McElwain, Vice President, Division Manager	-0-	-0-	16,000/0	$18,480

James A. Rhodes, Vice President, Division Manager	-0-	-0-	16,000/0	$18,480

Kirby J. Taylor, President, Chief Operating Officer	-0-	-0-	14,000/0	$18,480

(1)	Aggregate market value of the shares covered by the option less the aggregate price paid by the executive.

(2)	Market value of shares covered by in-the-money options on October 31, 2003 (based on $4.17 per share, the closing price of Company Common Stock on the NASDAQ Stock Market on October 31, 2003), less option exercise prices. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price. All options are granted at the market price of Company common stock on the date of the grant.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Effective September 1, 1999, Mr. Reynolds directed that his salary be set at $1.00 per year.

     The Company’s compensation package for executive officers consists of base salary plus the opportunity to earn a cash bonus and discretionary stock options. The base salaries are set at levels the Committee believes sufficient to attract and retain qualified executives. Cash bonuses are based upon net profit of each of the Company’s divisions for which each executive officer is responsible, as well as the Committee’s assessment of the executive’s individual performance and level of responsibility. Stock options are intended to attract and retain executive management by affording them an opportunity to receive additional compensation based upon performance of the Company’s Common Stock, and are based upon the Committee’s assessment of each executive officer’s overall performance.

     Members of the Compensation Committee:

Robert H. Beymer Harley F. Mooney, Jr. A. Michael Perry

STOCK PERFORMANCE GRAPH

     The following graph compares the annual change in cumulative total shareholder return on the Company’s common stock for the five year period ended October 31, 2003 with the cumulative total return of the Russell 2000 Index and a peer group index. This graph assumes the reinvestment of all dividends, if any, paid on such securities and an investment of $100 on October 31, 1998. The companies in the peer group index are: Banta Corporation, Cadmus Communications Corp., New England Business Service, Outlook Group Corp., Standard Register Company and United Stationers, Inc. American Business Products, Inc. (formerly included in the peer group) was sold to Mail-Well Inc. and therefore has been excluded from the peer group index. There is no assurance that the Company’s common stock performance will continue in the future with the same or similar trends as depicted in the below graph.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG CHAMPION INDUSTRIES, INC., THE RUSSELL 2000 INDEX
AND A PEER GROUP

* $100 invested on 10/31/98 in stock or index-including reinvestment of dividends.
Fiscal year ending October 31.

	Champion Industries, Inc.	Russell 2000 Index	Peer Group Index

10/31/98	100.00	100.00	100.00
10/31/99	42.63	114.87	88.10
10/31/00	29.91	134.86	83.14
10/31/01	28.35	117.73	91.69
10/31/02	31.20	104.11	106.40
10/31/03	54.40	149.26	125.06

TRANSACTIONS WITH DIRECTORS, OFFICERS,
AND PRINCIPAL SHAREHOLDERS

Intercompany Transactions

     The Company has certain relationships and transactions with Harrah and Reynolds and its affiliated entities. Management believes that all existing agreements and transactions described herein between the Company and Harrah and Reynolds and its affiliates are on terms no less favorable to the Company than those available from unaffiliated parties.

   Realty Leases

     Harrah and Reynolds, Marshall T. Reynolds or affiliated entities and Company officers own the fee interest in certain real estate used by the Company in its business, and lease this real estate to the Company. All realty leases are “triple net,” whereby the Company pays for all utilities, insurance, taxes, repairs and maintenance, and all other costs associated with the properties. The properties leased, and certain of the lease terms, are set forth below.

			Annual	Expiration
Property	Lessor	Square Feet	Rental	of Term

2450 1st Avenue	ADJ Corp. (1)	85,000	$116,400	2008
Huntington, West Virginia

1945 5th Avenue	Harrah and Reynolds	37,025	60,000	2007
Huntington, West Virginia

615-619 4th Avenue	ADJ Corp. (1) and
Huntington, West Virginia	Harrah and Reynolds	59,641	21,600	2008

405 Ann Street	Printing Property Corp. (2)	36,614	57,600	2008
Parkersburg, West Virginia

1563 Hansford Street	BCM Company, Ltd. (3)	21,360	33,280	2008
Charleston, West Virginia

890 Russell Cave Road	Printing Property Corp. (2)	20,135	57,600	2007
Lexington, Kentucky

Route 2, Kyle Industrial Park	ADJ Corp. (1)	9,000	78,000	2003
Huntington, West Virginia (Vacated February 23, 2001)

(1)	ADJ Corp. is a West Virginia corporation. Two-thirds of the outstanding capital stock of ADJ Corp. is owned by Marshall T. Reynolds’ two sons. One-third of the outstanding capital stock is owned by the son of director A. Michael Perry.

(2)	Printing Property Corp. is a West Virginia corporation wholly-owned by Mr. Reynolds.

(3)	BCM Company, Ltd. is a general partnership owned by the Company, the estate of L. David Brumfield, a former executive officer of the Company and the estate of William C. Campbell, a former executive officer of the Company.

Transactions with Directors

     The Company participates in a self-insurance program for employee health care benefits with affiliates controlled by Marshall T. Reynolds, Chief Executive Officer and Chairman of the Board of Directors. The Company is allocated costs primarily related to the reinsurance premiums based on its proportionate share to provide such benefits to its employees. The Company’s expense related to this program for the years ended October 31, 2003, 2002 and 2001 was approximately $2,999,000, $2,267,000 and $2,842,000. In July, 2003, Tenet Health Care System filed a civil action in Louisiana against the Company seeking repayment for medical services rendered to an employee of an affiliate, allegedly under the Company medical plan. The affiliate has acknowledged in writing that the Company plan bears no responsibility for medical services provided to the affiliate plan participant and has delivered to the Company a written agreement to indemnify, defend and hold the Company and the Company’s plan harmless from any and all claims and expenses incurred as a result of this lawsuit.

     During 2003, 2002 and 2001 the Company utilized an aircraft owned by an entity controlled by Marshall T. Reynolds and reimbursed the controlled entity for the use of the aircraft, fuel, air crew, ramp fees and other expenses attendant to the Company’s use, in amounts aggregating $79,000, $118,000 and $106,000. The Company believes that such amounts are at or below the market rate charged by third-party commercial charter companies for similar aircraft.

     Director Louis J. Akers is Vice Chairman of the Board of Directors of Ferris Baker Watts, Incorporated. During the year ended October 31, 2003, Ferris Baker Watts, Incorporated purchased printing products and services from the Company and paid the Company $143,061 for same.

     The Company believes that the terms of its related party transactions are no less favorable to the Company than could be obtained with an independent third party.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during fiscal year 2002, all filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

INDEPENDENT AUDITORS

     The consolidated financial statements of the Company for the year ended October 31, 2003 have been audited by Ernst & Young LLP, independent auditors. A representative of Ernst & Young LLP is expected to be present at the annual meeting of shareholders in order to respond to appropriate questions and to make any other statement deemed appropriate.

     The Board of Directors selects the independent auditors for the Company each year. On February 4, 2004, the Company dismissed Ernst & Young LLP and engaged the firm of BKD, LLP as its independent accountants for the fiscal year ended October 31, 2004. During the Company’s two most recent fiscal years and through the date of discharge of Ernst & Young LLP, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in its report. The reports of Ernst & Young LLP on the Company’s financial statements for the fiscal years ended October 31, 2003 and October 31, 2002, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Company has requested Ernst & Young LLP to furnish to the Company a letter addressed to the Commission stating whether it agrees with the above statements. The decision to change accountants was approved by the Audit Committee of the Board of Directors of the Company and ratified by the Board of Directors.

     A representative of BKD, LLP will be present at the annual meeting of shareholders in order to respond to appropriate questions and to make any other statement deemed appropriate.

Audit Fees

     Audit fees and expenses billed to the Company by Ernst & Young LLP for the audit of the Company’s financial statements for the fiscal years ended October 31, 2003 and October 31, 2002, and for review of the Company’s financial statements included in the Company’s quarterly reports on Form 10-Q, are as follows:

Fiscal 2003	Fiscal 2002
$205,000	$195,500

Audit Related Fees

     Audit related fees and expenses billed to the Company by Ernst & Young LLP for fiscal years 2003 and 2002 for services related to the performance of the audit or review of the Company’s financial statements that were not included under the heading “Audit Fees”, are as follows:

Fiscal 2003	Fiscal 2002
$66,695	$13,200

Tax Fees

     Tax fees and expenses billed to the Company for fiscal years 2003 and 2002 for services related to tax compliance, tax advice and tax planning, consisting primarily of preparing the Company’s federal and state income tax returns for the previous fiscal periods and inclusive of expenses are as follows

Fiscal 2003	Fiscal 2002
$20,200	$20,392

All Other Fees

     Fees and expenses billed to the Company by Ernst & Young LLP for all other services provided during fiscal years 2003 and 2002 are as follows:

Fiscal 2003	Fiscal 2002
$0	$0

     In 2003, the Audit Committee established a policy whereby the independent auditor is required to seek pre-approval by the Committee of all audit and permitted non-audit services by providing a prior description of the services to be performed and specific estimates for each such service.

     The Audit Committee approved all of the services performed by Ernst & Young LLP during fiscal 2003.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosure in the financial statements.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. The Committee has discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures and letter received from the independent auditors as required by the Independence Standards Board, and has considered the compatibility of non-audit services with the auditors’ independence.

     The Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Committee held seven (7) meetings during the fiscal year ended October 31, 2003.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended October 31, 2003 for filing with the Securities and Exchange Commission. The committee has also recommended the selection of the Company’s independent auditors.

Philip E. Cline, Audit Committee Chair Todd L. Parchman, Audit Committee Member Neal W. Scaggs, Audit Committee Member

PROPOSAL TO APPROVE ADOPTION OF 2003 STOCK OPTION PLAN
Proposal No. 2 in the Accompanying Form of Proxy

     At the annual meeting of Company shareholders held March 21, 1994, shareholders approved the Company’s 1993 Stock Option Plan (the “1993 Plan”), providing for the award of options with respect to up to 312,500 shares of Company Common Stock to officers and key employees. Pursuant to the terms of the 1993 Plan, the shares reserved for issuance thereunder were increased to 762,939 as a result of the Company’s stock splits effected in the form of dividends that occurred on January 21, 1994, January 20,1995, January 20, 1996 and January 27, 1997. Options covering 312,000 reserved shares are outstanding as of October 31, 2003. As of October 31, 2003, there were approximately 60 employees eligible to participate in the 1993 Plan.

     The 1993 Plan terminates on March 22, 2004.

     On December 15, 2003, the Company’s Board of Directors adopted, subject to shareholder approval at the annual meeting, the Company’s 2003 Stock Option Plan (the “2003 Plan”). If approved by Company shareholders, the 2003 Plan will become effective as of the date of such approval. The 2003 Plan has a term of 10 years, after which no awards may be made, unless earlier terminated by the Board of Directors pursuant to the 2003 Plan.

     The proposed 2003 Plan has essentially the same features as the 1993 Plan and provides for the same type of awards as the 1993 Plan.

     We will reserve 475,000 shares of our Common Stock for issuance upon the grant or exercise of awards pursuant to the 2003 Plan.

     A summary of the 2003 Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the 2003 Plan, which is attached to this proxy statement as Exhibit A.

     The Company’s Board of Directors recommends that shareholders vote “FOR” the approval of the 2003 Stock Option Plan.

Summary of the 2003 Plan

Purpose

     The purpose of the 2003 Plan is to promote our success by linking the personal interests of our officers and key employees to those of our shareholders, and by providing participants with an incentive for outstanding performance.

General

     The 2003 Plan is administered by a committee of at least three non-employee directors designated by the Board of Directors (the “Option Committee”). The members of the Compensation Committee of the Board of Directors have been appointed to serve as members of the Option Committee. Such members of the Option Committee shall be deemed “disinterested” within the meaning of Rule 16b-3 pursuant to the 1934 Act. Directors Akers, Perry and Scaggs serve as members of the Option Committee. The Option Committee will select the employees to whom options are to be granted and the number of shares to be granted.

     Officers and key employees of the Company and its subsidiaries will be eligible to receive, at no cost to them, options under the 2003 Plan. It is intended that options granted under the 2003 Plan will constitute both incentive stock options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (“Code”) and that do not normally result in tax deductions to the Company) and options that do not so qualify. The option exercise price for options which are intended to qualify as incentive stock options may not be less than 100% of the market price of the shares on the date of the grant. No such option shall be exercisable after the expiration of ten years from the date it is granted; provided, however, that in the case of any employee who owns more than 10% of the outstanding Common Stock at the time the option is granted, the option price may not be less than 110% of the fair market value of the shares on the date of the grant, and the option shall not be exercisable after the expiration of five years from the date it is granted. The option exercise price of options which are not intended to qualify as incentive stock options may be set, in the discretion of the Board of Directors, at less than the market price of the Common Stock on date of grant. The exercise price may be paid in cash, shares of the Common Stock, or a combination of both. The Company will receive no monetary consideration other than the exercise price per share of Common Stock issued to optionees upon exercise of those options.

     Shares issuable under the 2003 Plan may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the 2003 Plan. No award or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. The 2003 Plan has a term of ten years, unless sooner terminated in accordance with the 2003 Plan.

Stock Options

     The Option Committee may grant either Incentive Stock Options as defined under Section 422 of the Code or Non-Incentive Stock Options not intended to qualify as such. In general, options are not exercisable after the expiration of their term. In the event that a participant ceases to serve as an employee of the Company for any reason other than disability, death or voluntary retirement, all unexercised options will cease and terminate as of the date of cessation of employment. In the event of the disability or death of a participant during such employment or voluntary retirement, an exercisable option will continue to be exercisable for three months but in no event after the expiration date of the option, to the extent it was exercisable by the participant immediately prior to his or her disability or death.

     The exercise price for the purchase of shares subject to an Incentive Stock Option may not be less than 100 percent of the fair market value of the shares covered by the Incentive Stock Option on the date of grant of such option. If an officer or employee owns Common Stock representing more than ten percent of the outstanding Common Stock at the time an Incentive Stock Option is granted, then the Incentive Stock Option Price shall not be less than 110 percent of the fair market value of the Common Stock at the time the Incentive Stock Option is granted. No more than $100,000 of Incentive Stock Options can become exercisable for the first time in any one year for any one person. Pursuant to the 2003 Plan, the exercise price per share for Non-Incentive Stock Options shall be the price as determined by the Option Committee. The exercise price of Incentive and Non-Incentive Stock Options must be paid for in full in cash or shares of Common Stock, or a combination of both.

     Section 16 of the 2003 Plan provides that the Board of Directors of the Company may authorize the Option Committee to direct the execution of an instrument providing for the modification of any outstanding option, provided that no such modification, extension or renewal shall confer on the option recipient (the “Optionee”) any rights or benefits which could not be conferred by the grant of a new option at such time, and shall not materially decrease the Optionee’s benefits under the option without the Optionee’s consent, except as provided under the 2003 Plan, which permits modification of the Plan. (See “Amendment and Termination of the Plan” below.)

Effect of Merger and Other Adjustments

     The number of shares of Common Stock represented by each outstanding option shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend on Common Stock or any other increase or decrease in the number of shares of Common Stock effected without the receipt of consideration by the Company. In the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, liquidation or other extraordinary corporate action, the Option Committee, in its sole discretion, shall have the power, prior to or subsequent to such action or events, to (i) appropriately adjust the number of shares of Common Stock subject to each option, the exercise price per share of Common Stock, and the consideration to be given or received by the Company upon the exercise of any outstanding options; (ii) cancel any or all previously granted options, providing that the written consent of

Optionee is obtained in connection therewith; and/or (iii) make such other adjustments in connection with the 2003 Plan as the Committee deems necessary, desirable, appropriate or advisable. However, no action may be taken by the Option Committee which would cause Incentive Stock Options granted pursuant to the 2003 Plan to fail to meet the requirements of Section 422 of the Code. The management of the Company at present does not have any plans for a change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, liquidation or other extraordinary corporate action involving the Company.

Amendment and Termination of the 2003 Plan

     The Board of Directors may alter, suspend or discontinue the 2003 Plan, except that no action of the Board may increase the maximum number of shares of Common Stock issuable under the 2003 Plan, materially increase the benefits accruing to participants under the 2003 Plan, materially modify the requirements for eligibility for participation in the 2003 Plan or change the designation of the class of employee eligible for option grants, unless such action of the Board shall be subject to approval by the shareholders of the Company.

Federal Income Tax Consequences

     Under present federal tax laws, awards under the 2003 Plan will have the following consequences:

1.	The grant of an option will not by itself result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such grant.

2.	The exercise of an option which is an “Incentive Stock Option” within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for the participant. The participant will recognize capital gain or loss upon resale of the shares received upon such exercise, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the option, whichever is later. Generally, if the shares are not held for that period, the participant will recognize ordinary income upon disposition in an amount equal to the difference between the exercise price and the fair market value on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the option.

3.	The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the option.

4.	The Company will be allowed a tax deduction for Federal tax purposes equal to the amount of ordinary income recognized by a participant at the time the participant recognizes such ordinary income.

          The affirmative vote by a majority of the shares of the Company’s Common Stock voting at the Annual Meeting is required for approval and ratification of the 2003 Plan. Votes, whether in person or by proxy, will be counted and tabulated by judges of election appointed by the Board of Directors of the Company, in conjunction with an independent, third-party vote tabulation firm. Abstentions and broker non-votes will not be counted as votes either “for” or “against” any matters coming before the Annual Meeting, but will be counted toward determining a quorum.

EQUITY COMPENSATION PLAN INFORMATION

     The following table gives information about Company Common Stock that may be issued upon the exercise of options under the Company’s only existing equity compensation plan, the 1993 Plan, as of October 31, 2003.

(c) Number of
Securities
Remaining Available
	(a) Number of		for Future Issuance
	Securities to be	(b) Weighted	Under Equity
	Issued Upon	Average Exercise	Compensation Plans
	Exercise of	Price of	(Excluding
	Outstanding	Outstanding	Securities
	Options, Warrants	Options, Warrants	Reflected in Column
Plan Category	and Rights	and Rights	(a))
Equity Compensation Plans Approved by Shareholders	312,000	$3.25	402,90

Total	312,000	3.25	402,904

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE CHAMPION INDUSTRIES, INC. 2003 STOCK OPTION PLAN, ATTACHED HERETO AS EXHIBIT A.

OTHER BUSINESS

Proposal #3 in the Accompanying Form of Proxy

     At present, the Board of Directors knows of no other business to be presented by or on behalf of the Company or its Board of Directors at the meeting. If other business is presented at the meeting, the proxies shall be voted in accordance with the recommendation of the Board of Directors.

     Shareholders are urged to specify their choices, and date, sign, and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the Continental United States. Prompt response is helpful, and your cooperation will be appreciated.

Code of Ethics

     The Board of Directors adopted a Code of Business Conduct and Ethics on December 15, 2003 that applies to all of the Company’s officers, directors and employees and a Code of Ethics for the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and Chief Accounting Officer which supplements our Code of Business Conduct and Ethics (collectively the “Codes”) which are intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws. We have filed copies of the Codes with the SEC as an exhibit to our October 31, 2003 annual report on Form 10-K.

PROPOSALS BY SHAREHOLDERS

     Proposals by shareholders for possible inclusion in the Company’s proxy materials for presentation at the next annual meeting of shareholders must be received by the Secretary of the Company no later than October 16, 2004. In addition, the proxy solicited by the Board of Directors for the next annual meeting of shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Company is provided with the notice of such proposal no later than December 30, 2004. The Company’s By-laws provide that any shareholder wishing to present a nomination for the office of director must do so in writing delivered to the Company at least 14 days and not more than 50 days prior to the first anniversary of the preceding year’s annual meeting, and that written notice must meet certain other requirements. For further details as to timing of nominations and the information required to be contained in any nomination, see the discussion of the Nominating Committee under “Director Meetings, Committees and Attendance” or Article III, Section 10 of the Company’s By-laws, a copy of which may be obtained from the Secretary of the Company upon written request delivered to P. O. Box 2968, Huntington, West Virginia 25728.

FORM 10-K

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON THE REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 31, 2003, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. REQUESTS FOR COPIES OF SUCH REPORT SHOULD BE DIRECTED TO TODD R. FRY, CHIEF FINANCIAL OFFICER, CHAMPION INDUSTRIES, INC., P. O. BOX 2968, HUNTINGTON, WEST VIRGINIA 25728.

Dated: February 12, 2004	By Order of the Board of Directors

WALTER R. SANSOM, SECRETARY

EXHIBIT A

CHAMPION INDUSTRIES, INC.

2003 STOCK OPTION PLAN

(Effective March 16, 2004, subject to shareholder approval)

     1.     Purpose of the Plan. The Plan shall be known as the Champion Industries, Inc. (“Corporation”) 2003 Stock Option Plan (the “Plan”). The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive to officers and key employees of the Corporation, or any present or future subsidiary of the Corporation to promote the success of the Corporation’s business. The Plan is intended to provide for the grant of “Incentive Stock Options,” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and Non-Incentive Stock Options, options that do not so qualify. Each and every one of the provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

     2.     Definitions. As used herein, the following definitions shall apply.

          (a) “Award” means the grant by the Committee of an Incentive Stock Option or a Non-Incentive Stock Option, or any combination thereof, as provided in the Plan.

          (b) “Board” shall mean the Board of Directors of the Corporation, or any successor or parent corporation thereto.

          (c) “Code” shall mean the Internal Revenue Code of 1986, as amended.

          (d) “Committee” shall mean the Compensation Committee of the Board serving as a Stock Option Committee in accordance with Section 5(a) of the Plan.

          (e) “Common Stock” shall mean common stock, par value $1.00 per share, of the Corporation, or any successor corporation thereto.

          (f) “Continuous Employment” or “Continuous Status as an Employee” shall mean the absence of any interruption or termination of employment with the Corporation or any present or future Subsidiary of the Corporation. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or in the case of transfers between payroll locations, of the Corporation or between the Corporation, its Subsidiaries or a successor.

          (g) “Corporation” shall mean Champion Industries, Inc., or any successor thereof.

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          (h) “Director” shall mean a member of the Board of the Corporation, or any successor corporation thereto.

          (i) “Effective Date” shall mean the date specified in Section 14 hereof.

          (j) “Employee” shall mean any person employed by the Corporation or any present or future Subsidiary of the Corporation.

          (k) “Incentive Stock Option” or “ISO” shall mean an option to purchase Shares granted by the Committee pursuant to Section 8 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422 of the Code.

          (l) “Non-Incentive Stock Option” or “Non-ISO” shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which option is not intended to qualify under Section 422 of the Code.

          (m) “Option” shall mean an Incentive or Non-Incentive Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

          (n) “Optioned Stock” shall mean stock subject to an Option granted pursuant to the Plan.

          (o) “Optionee” shall mean any person who receives an Option or Award pursuant to the Plan.

          (p) “Parent” shall mean any present or future corporation which would be a “parent corporation” as defined in Subsections 424(e) and (g) of the Code.

          (q) “Participant” means any officer or key employee of the Corporation or any Subsidiary or any other person providing a service to the Corporation who is selected by the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

          (r) “Plan” shall mean Champion Industries, Inc. 2003 Stock Option Plan.

          (s) “Share” shall mean one share of the Common Stock.

          (t) “Subsidiary” shall mean any present or future corporation which would be a “subsidiary corporation” as defined in Subsections 424(f) and (g) of the Code.

     3.     Shares Subject to the Plan. Except as otherwise required by the provisions of Section 12 hereof, the number of Shares reserved for issuance upon the exercise of Awards is 475,000 Shares. The maximum aggregate number of such Shares that may be issued pursuant to Options shall be 475,000 Shares, subject to the provision of Section 12 hereof. Such Shares may either be authorized but unissued shares or treasury shares.

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     An Award shall not be considered to be made under the Plan with respect to any Option which terminates prior to its exercise, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

     4.     Six Month Holding Period.

          A total of six months must elapse between the date of the grant of an Option and the date of the sale of Common Stock received through the exercise of an Option.

     5.     Administration of the Plan.

          (a) Composition of the Committee. The Plan shall be administered by the Committee consisting of at least three non-employee Directors of the Corporation appointed by the Board and serving at the pleasure of the Board. Officers, key employees and other persons who are designated by the Committee shall be eligible to receive Awards under the Plan, and all persons designated as members of the Committee shall be “disinterested persons” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.

          (b) Powers of the Committee. The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant.

          The President of the Corporation and such other officers as shall be designated by the Committee are hereby authorized to execute instruments evidencing Awards on behalf of the Corporation and to cause them to be delivered to the Participants, which instruments may contain such other terms and conditions not inconsistent with the Plan as shall be approved by the Board.

          (c) Effect of Committee’s Decision. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

     6.     Eligibility.

          (a) Awards may be granted to officers, key Employees and other Employees. The Committee shall from time to time determine the officers, key Employees and other Employees who shall be granted Awards under the Plan, the number to be granted to each such officer, key Employee and other Employees under the Plan, and whether Awards granted to each such Participant under the Plan shall be Incentive and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of Shares of Common Stock to be granted to each such Participant pursuant to each Award granted under the Plan, the Committee may

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consider the nature of the services rendered by each such Participant, each such Participant’s current and potential contribution to the Corporation and such other factors as the Committee may, in its sole discretion, deem relevant. Officers, key Employees or other Employees who have been granted an Award may, if otherwise eligible, be granted additional Awards.

          (b) The aggregate fair market value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Corporation or any present or future Parent or Subsidiary of the Corporation) shall not exceed $100,000. Notwithstanding the prior provisions of this Section 6, the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options, as defined in Section 422 of the Code.

     7.     Term of the Plan. The Plan shall continue in effect for a term of ten (10) years from the Effective Date, unless sooner terminated pursuant to Section 17 hereof. No Option shall be granted under the Plan after ten (10) years from the Effective Date.

     8.     Terms and Conditions of Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each and every Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

          (a) Option Price.

               (i) The price per Share at which each Incentive Stock Option granted under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the fair market value of the Common Stock at the time such Incentive Stock Option is granted. For such purposes, if the Common Stock is traded otherwise than on a national securities exchange at the time of the granting of an Option, then the price per Share of the Optioned Stock shall be not less than the mean between the bid and asked price on the date the Incentive Stock Option is granted or, if there is no bid and asked price on said date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the price per Share shall be determined by the Committee. If the Common Stock is listed on a national securities exchange at the time of the granting of an Incentive Stock Option, then the price per Share shall be not less than the average of the highest and lowest selling price on such exchange on the date such Incentive Stock Option is granted or, if there were no sales on said date, then the price shall be not less than the mean between the bid and asked price on such date.

               (ii) In the case of an Employee who owns Common Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option price shall not be less than one hundred and ten percent (110%) of the fair market value of the Common Stock at the time the Incentive Stock Option is granted.

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          (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its fair market value at the date of exercise. The Corporation shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment therefor has been received by the Corporation, and no Optionee shall have any of the rights of a stockholder of the Corporation until Shares of Common Stock are issued to him.

          (c) Term of Incentive Stock Option. The term of each Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of the Incentive Stock Option shall not exceed five (5) years.

          (d) Exercise Generally. Except as otherwise provided in Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of the Corporation at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date of exercise of any such Incentive Stock Option. The Committee may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option under Section 422 of the Code.

          (e) Cashless Exercise. An Optionee who has held an Incentive Stock Option for at least six months may engage in the “cashless exercise” of the Option. In a cashless exercise, an Optionee gives the Corporation written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Corporation to pay the Option price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, he can give the Corporation written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option price plus any applicable withholding taxes to the Corporation.

          (f) Transferability. Any Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee’s lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

     9.     Terms and Conditions of Non-Incentive Stock Options. Each Non-Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each and every Non-Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

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          (a) Option Price. The exercise price per Share of Common Stock for each Non-Incentive Stock Option granted pursuant to the Plan shall be at such price as the Committee may determine in its sole discretion.

          (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Non-Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its fair market value at the date of exercise. The Corporation shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment therefor has been received by the Corporation and no Optionee shall have any of the rights of a stockholder of the Corporation until the Shares of Common Stock are issued to him.

          (c) Term. The term of each Non-Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-Incentive Stock Option is granted.

          (d) Exercise Generally. The Committee may impose additional conditions upon the right of any Participant to exercise any Non-Incentive Stock Option granted hereunder which is not inconsistent with the terms of the Plan.

          (e) Cashless Exercise. An Optionee who has held a Non-Incentive Stock Option for at least six months may engage in the “cashless exercise” of the Option. In a cashless exercise, an Optionee gives the Corporation written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Corporation to pay the Option price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, he can give the Corporation written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option price plus any applicable withholding taxes to the Corporation.

          (f) Transferability. Any Non-Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee’s lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

     10.     Effect of Termination of Employment, Disability or Death on Incentive Stock Options.

          (a) Termination of Employment. In the event that any Optionee’s employment with the Corporation or a Subsidiary shall terminate for any reason, other than Permanent and Total Disability (as such term is defined in Section 22(e)(3) of the Code), voluntary retirement or death, all of any such Optionee’s Incentive Stock Options, and all of any such Optionee’s rights to purchase or receive Shares of Common Stock pursuant thereto, shall

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automatically terminate on the date of such termination of employment. In the event that a Subsidiary ceases to be a Subsidiary, the employment of all of its employees who are not immediately thereafter employees of the Corporation shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary.

          (b) Disability. In the event that any Optionee’s employment with the Corporation or a Subsidiary shall terminate as the result of the Permanent and Total Disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to him pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is ninety (90) days after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

          (c) Death. In the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee may be exercised by the person or persons to whom the Optionee’s rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee’s estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is ninety (90) days after death, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 10(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time.

          (d) Voluntary Retirement. In the event that any Optionee’s employment with the Corporation or a subsidiary shall terminate as a result of the voluntary retirement of such Optionee, such Optionee may exercise any Incentive Stock Options granted to him pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is ninety (90) days after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

          (e) Incentive Stock Options Deemed Exercisable. For purposes of Sections 10(a), 10(b), 10(c) and 10(d) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of termination of his employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment.

          (f) Termination of Incentive Stock Options. To the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Corporation or a Subsidiary terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period.

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     11.     Effect of Termination of Employment, Disability, Voluntary Retirement or Death on Non-Incentive Stock Options. The terms and conditions of Non-Incentive Stock Options relating to the effect of the termination of an Optionee’s employment, Permanent or Total Disability of an Optionee or his death shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of termination, unless specifically provided for by the terms of the Agreement at the time of grant of the Award.

     12.     Recapitalization, Merger, Consolidation, and Similar Transactions.

          (a) Adjustment. Subject to any required action by the stockholders of the Corporation, within the sole discretion of the Committee, the aggregate number of Shares of Common Stock for which Options may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Option, and the exercise price per Share of Common Stock of each such Option, may all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt of consideration by the Corporation (other than Shares held by dissenting stockholders), as is equitably required to prevent dilution or enlargement of the rights of Optionees that would otherwise result from any of the foregoing.

          (b) Extraordinary Corporate Action. Subject to any required action by the stockholders of the Corporation, in the event of any recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

               (i) appropriately adjust the number of Shares of Common Stock subject to each Option, the exercise price per Share of Common Stock, and the consideration to be given or received by the Corporation upon the exercise of any outstanding Option;

               (ii) cancel any or all previously granted Options, provided that the written consent of Optionee is obtained in connection therewith; and/or

               (iii) make such other adjustments in connection with the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code.

          Except as expressly provided by the Committee pursuant to Section 12(a) hereof, no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 12.

     13.     Time of Granting Options. The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Committee makes the determination of granting such

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Option. Except, however, for purposes of compliance with Section 16 of the Securities Exchange Act of 1934, the date of grant of an Option shall be deemed the later of the date of grant or the date of stockholder approval of the Plan. Notice of the determination of the grant of an Option shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant in a form determined by the Committee.

     14.     Effective Date. The Plan shall become effective on the date the Plan shall have been approved by both the Board of Directors and the Stockholders of the Corporation.

     15.     No Granting of Employment Rights. Neither the Plan, nor any action taken under the Plan, shall be construed as giving any employee the right to become a Participant, nor shall any Award under the Plan be construed as giving a Participant any right with respect to continuance of employment by the Corporation. The Corporation expressly reserves the right to terminate, whether by dismissal, discharge or otherwise, a Participant’s employment at any time, with or without cause, except as may be provided by any written agreement between the Corporation and the Participant.

     16.     Modification of Options. At any time and from time to time, the Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on him by the grant of a new Option at such time, or shall not materially decrease the Optionee’s benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 17 hereof.

     17.     Amendment and Termination of the Plan.

          (a) Action by the Board. The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 12 hereof) the maximum number of Shares permitted to be optioned under the Plan, materially increase the benefits accruing to Participants under the Plan, materially modify the requirements for eligibility for participation in the Plan or change the designation of the class of Employees eligible to receive Awards, unless such action of the Board shall be subject to approval or ratification by the stockholders of the Corporation.

          (b) Change in Applicable Law. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Incentive and/or Non-Incentive Stock Option unlawful or subject the Corporation to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

     18.     Conditions Upon Issuance of Shares. Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as

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amended, the rules and regulations promulgated thereunder, any applicable state securities law and the requirements of any stock exchange upon which the Shares may then be listed.

     The inability of the Corporation to obtain from any regulatory body or authority deemed by the Corporation’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Corporation of any liability in respect of the non-issuance or sale of such Shares.

     As a condition to the exercise of an Option, the Corporation may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     19.     Reservation of Shares. During the term of the Plan, the Corporation will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     20.     Unsecured Obligation.No Participant under the Plan shall have any interest in any fund or special asset of the Corporation by reason of the Plan or the grant of any Incentive or Non-Incentive Stock Option under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Incentive or Non-Incentive Stock Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

     21.     Withholding Tax. The Corporation shall have the right to deduct from all amounts paid in cash with respect to the cashless exercise of Options under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

     22.     Compliance with Section 16b for persons subject thereto; selected provisions for persons not subject to Rule 16b.

          (a) With respect to persons subject to Section 16 of the Securities Exchange Act of 1934 (“1934 Act”), transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee or the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee or Board.

          (b) The Committee is hereby authorized to grant Options to Optionees who are not persons subject to Rule 16 of the 1934 Act without imposing upon such Optionees, or in the instruments evidencing Awards, restrictions or provisions contained in the Plan for purposes of compliance with the conditions of Rule 16b-3 (for example, without limiting the foregoing, paragraph 4 of the Plan).

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     23.     Governing Law.The Plan shall be governed by and construed in accordance with the laws of the State of West Virginia, except to the extent that federal law shall be deemed to apply.

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EXHIBIT B

CHAMPION INDUSTRIES, INC.

CHARTER - AUDIT COMMITTEE

Revised as of November 17, 2003

Committee Role

The committee’s role is to act on behalf of the board of directors and oversee all material aspects of the company’s reporting, control, and audit functions, particularly the accounting and financial reporting processes of the company and the audits of the financial statements of the company, except those specifically related to the responsibilities of another standing committee of the board. The audit committee’s role includes a particular focus on the qualitative aspects of financial reporting to shareholders and on company processes for the management of business/financial risk and for compliance with significant applicable legal, ethical, and regulatory requirements.

The committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the external auditors engaged by the company (including resolution of disagreements between management of the company and such auditors regarding financial reporting for the purpose of preparing or issuing an audit report or performing other audit services).

The external auditors shall report directly to the audit committee.

The role also includes coordination with other board committees and maintenance of strong, positive working relationships with management, external auditors, counsel, and other committee advisors.

Committee Membership

The committee shall consist of at least three independent, nonexecutive board members. The board will appoint committee members. Committee members shall meet the independence and experience requirements of the NASD Manual and other applicable laws and regulations. Those requirements on the date of revision of this charter are listed in Exhibit A attached hereto and incorporated herein by reference.

Committee appointments shall be approved annually by the full board. The committee chairperson shall be selected by the committee members or by the full board.

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Committee Operating Principles

The committee shall fulfill its responsibilities within the context of the following overriding principles:

☐	Communications - The chairperson and others on the committee shall, to the extent appropriate, have contact throughout the year with senior management, other committee chairpersons, and other key committee advisors, external and internal auditors, etc., as applicable, to strengthen the committee’s knowledge of relevant current and prospective business issues.

☐	Committee Education/Orientation - The committee, with management, shall develop and participate in a process for review of important financial and operating topics that present potential significant risk to the company. Additionally, individual committee members are encouraged to participate in relevant and appropriate self-study education to assure understanding of the business and environment in which the company operates.

☐	Annual Plan - The committee, with input from management and other key committee advisors, shall develop an annual plan responsive to the “primary committee responsibilities” detailed herein. The annual plan shall be reviewed and approved by the full board.

☐	Meeting Agenda - Committee meeting agendas shall be the responsibility of the committee chairperson, with input from committee members. It is expected that the chairperson would also ask for management and key committee advisors, and perhaps others, to participate in this process.

☐	Committee Expectations and Information Needs - The committee shall communicate committee expectations and the nature, timing, and extent of committee information needs to management, internal audit, and external parties, including external auditors. Written materials, including key performance indicators and measures related to key business and financial risks, shall be received from management, auditors, and others at least one week in advance of meeting dates. Meeting conduct will assume board members have reviewed written materials in sufficient depth to participate in committee/board dialogue.

☐	External Resources - The committee shall be authorized to access internal and external resources, as the committee requires, to carry out its responsibilities. The committee may engage and shall have access to its own independent counsel and other advisors at the committee’s sole discretion. The company shall provide for appropriate funding, as determined by the committee, for payment of compensation of the external auditor and any independent counsel and other advisors engaged by the committee.

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☐	Committee Meeting Attendees - The committee shall request members of management, counsel, internal audit, and external auditors, as applicable, to participate in committee meetings, as necessary, to carry out the committee responsibilities. Periodically and at least annually, the committee shall meet in private session with only the committee members. It shall be understood that either internal or external auditors, or counsel, may, at any time, request a meeting with the audit committee or committee chairperson with or without management attendance. In any case, the committee shall meet in executive session separately with internal and external auditors, at least annually.

☐	Reporting to the Board of Directors - The committee, through the committee chairperson, shall report periodically, as deemed necessary, but at least semi-annually, to the full board. In addition, summarized minutes from committee meetings, separately identifying monitoring activities from approvals, shall be available to each board member at least one week prior to the subsequent board of directors meeting.

☐	Committee Self Assessment - The committee shall review, discuss, and assess its own performance as well as the committee role and responsibilities, seeking input from senior management, the full board, and others. Changes in role and/or responsibilities, if any, shall be recommended to the full board for approval.

☐	Independent Board Members - The full board is composed of executive and nonexecutive members. Independent members are nonexecutive members who have no relationship to the corporation that in the opinion of the corporation’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Meeting Frequency

The committee shall meet at least quarterly. Additional meetings shall be scheduled as considered necessary by the committee or chairperson.

Reporting to Shareholders

The committee shall make available to shareholders a summary report on the scope of its activities. This may be identical to the report that appears in the company’s annual report or proxy statement.

Committee’s Relationship with External Auditors

☐	The committee shall be directly responsible for the appointment, retention, compensation and oversight of the external auditors.

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☐	The external auditors, in their capacity as independent public accountants, shall be responsible to the board of directors and directly to the audit committee as representatives of the shareholders.

☐	As the external auditors review financial reports, they will be reporting directly to the audit committee. They shall report all relevant issues to the committee responsive to agreed-on committee expectations. In executing its oversight role, the board or committee should review the work of external auditors.

☐	The committee shall annually review the performance (effectiveness, objectivity, and independence) of the external auditors. The committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independence Standards Board. Additionally, the committee shall discuss with the auditor relationships or services that may affect auditor objectivity or independence. If the committee is not satisfied with the auditors’ assurances of independence, it shall take or recommend to the full board appropriate action to ensure the independence of the external auditor.

☐	The committee shall at least annually preapprove all auditing services and non-auditing services provided by an external auditor (and shall disclose to investors in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934 any approved non-audit services.

☐	If the external auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they should communicate these issues to the committee chairperson.

☐	Changes in the directors of corporate compliance shall be subject to committee approval.

Primary Committee Responsibilities

Monitor Financial Reporting and Risk Control Related Matters

The committee should review and assess:

☐	Risk Management - The company’s business risk management process, including the adequacy of the company’s overall control environment and controls in selected areas representing significant financial and business risk.

☐	Annual Reports and Other Major Regulatory Filings - All major financial reports in advance of filings or distribution.

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☐	Internal Controls and Regulatory Compliance - The company’s system of internal controls for detecting accounting and reporting financial errors, fraud and defalcations, legal violations, and noncompliance with any corporate code of conduct, and any reports of the chief executive officer, chief financial officer or other officers disclosing (i) significant deficiencies in the design or operation of internal controls which could adversely affect the company’s ability to record, process, summarize and report financial data and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the company’s internal controls.

☐	Internal Audit Responsibilities - The annual audit plan and the process used to develop the plan. Status of activities, significant findings, recommendations, and management’s response.

☐	Regulatory Examination - SEC inquiries and the results of examinations by other regulatory authorities in terms of important findings, recommendations, and management’s response.

☐	External Audit Responsibilities - Auditor independence and the overall scope and focus of the annual/interim audit, including the scope and level of involvement with unaudited quarterly or other interim-period information.

☐	Financial Reporting and Controls - Key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditor views, and the basis for audit conclusions. Important conclusions on interim and/or year-end audit work in advance of the public release of financials.

☐	Auditor Recommendations - Important external auditor recommendations on financial reporting, controls, other matters, and management’s response. The views of management and auditors on the overall quality of annual and interim financial reporting.

The committee should review, assess, and approve:

☐	Any code of ethical conduct adopted by the corporation.

☐	On an annual basis, the audit committee charter.

☐	Changes in important accounting principles and the application thereof in both interim and annual financial reports.

☐	Significant conflicts of interest and related-party transactions.

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☐	External auditor performance and changes in external audit firm (subject to ratification by the full board).

☐	Changes key financial management.

☐	The committee shall establish procedures for:

(A)	the receipt, retention, and treatment of complaints received by the company regarding accounting, internal accounting controls, or auditing matters; and

(B)	the confidential, anonymous submission by employees of the company of concerns regarding questionable accounting or auditing matters.

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EXHIBIT A

INDEPENDENCE

(14)	“Family Member” means a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home.

(15)	“Independent director” means a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

(A)	a director who is, or at any time during the past three years was, employed by the company or by any parent or subsidiary of the company for the current year or any of the past three years;

(B)	a director who accepts or who has a Family Member who has accepted any payments from the company or any parent or subsidiary of the company in excess of $60,000 during the current or any of the past three fiscal years, other than the following: (i) compensation for board or board committee service; (ii) payments arising solely from investments in the company’s securities; (iii) compensation paid to a Family Member who is a non-executive employee of the company or a parent or subsidiary of the company; (iv) benefits under a tax-qualified retirement plan, or

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non-discretionary compensation; (v) loans permitted under Section 13(k) of the Securities and Exchange Act of 1934. (provided, however, that audit committee members are subject to heightened requirements under NASD Rule 4350(d) (see (G) below);

(C)	a director who is a Family Member of an individual who is, or at any time during the past three years was, employed by the company or by any parent or subsidiary of the company as an executive officer;

(D)	a director who is, or has a Family Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

(i)	payments arising solely from investments in the company’s securities; or

(ii)	payments under non-discretionary charitable contribution matching programs.

(E)	a director of the listed company who is, or has a Family Member who is employed as an executive officer of another entity where at any time during the past three years any of the executive officers of

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the listed company serve on the compensation committee of such other entity; or

(F)	a director who is or has a Family Member who is a current partner of the company’s outside auditor, or was a partner or employee of the company’s outside auditor who worked on the company’s audit at any time during any of the past three years.

(G)	a director who, other than in his capacity as a member of the audit committee, the board of directors or any other board committee of the corporation, accepts directly or indirectly any consulting, advisory or other compensatory fee from the company or any subsidiary, or is an affiliated person of the company or any subsidiary.

EXPERIENCE

     All audit committee members must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement at the time they join the board. In addition, at least one audit committee member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

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EXHIBIT C

NOMINATING COMMITTEE CHARTER

The nominating committee of the board of directors shall consist of a minimum of three directors. Members of the committee shall be appointed and may be removed by the board of directors. All members of the committee shall be independent directors as defined in the Nasdaq Manual.

The purpose of the committee shall be to assist the board in identifying qualified individuals to become board members and in determining the composition of the board of directors and its committees.

In furtherance of this purpose, the committee shall have the following authority and responsibilities:

1.	To lead the search for individuals qualified to become members of the board of directors and to select director nominees to be recommended to the board for its approval and to be presented for shareholder approval at the annual meeting. The committee shall select individuals as director nominees who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the board, in collectively serving the long-term interests of the shareholders.

2.	To review the board of directors’ committee structure and to recommend to the board for its approval directors to serve as members of each committee. The committee shall review and recommend committee slates annually and shall recommend additional committee members to fill vacancies as needed.

3.	To review on an annual basis director compensation and benefits.

The committee shall have the authority to delegate any of its responsibilities to subcommittees as the committee may deem appropriate in its sole discretion.

The committee shall have the authority to retain any search firm engaged to assist in identifying director candidates, and to retain outside counsel and any other advisors as the committee may deem appropriate in its sole discretion. The committee shall have sole authority to approve related fees and retention terms.

The committee shall report its actions and recommendations to the board after each committee meeting. The committee shall review at least annually the adequacy of this charter and recommend any proposed changes to the board for approval.

1

CHAMPION INDUSTRIES, INC.
ANNUAL MEETING OF SHAREHOLDERS, MARCH 15, 2004
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Kirby J. Taylor and Robert L. Shell, Jr., and each of them, with full power of substitution, proxies of the undersigned to vote all shares of the Common Stock of Champion Industries, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of shareholders of the Company to be held at the Radisson Hotel Huntington, 1001 Third Avenue, Huntington, West Virginia, on March 15, 2004, and at any adjournments thereof, as indicated below.

1. ELECTION OF DIRECTORS.

☐ FOR ALL NOMINEES LISTED BELOW  ☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW
(except as marked to the contrary below)

Louis J. Akers	A. Michael Perry
Philip E. Cline	Marshall T. Reynolds
Charles R. Hooten, Jr.	Neal W. Scaggs
Harley F. Mooney, Jr.	Glenn W. Wilcox, Sr.

INSTRUCTION: To withhold authority to vote for any individual, write that nominee’s name on the line provided below:

2. To approve adoption of the Company’s 2003 Stock Option Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The Company’s Board of Directors recommends that shareholders vote “FOR” the approval of the 2003 Stock Option Plan.

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments thereof.

(Continued, and to be signed and dated, on the reverse side)

This Proxy will be voted as directed, but IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES AND IN FAVOR OF PROPOSAL NO.2. If any other business is presented at the Annual Meeting, this Proxy will be voted by those named in this Proxy in accordance with the recommendation of the Board of Directors. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This Proxy confers discretionary authority on those named in this Proxy to vote with respect to the election of any person as director where the nominee is unable to serve or for good cause will not serve and matters incident to the conduct of the Annual Meeting.
This Proxy may be revoked prior to its exercise.

Dated:______________________________________________________
___________________________________________________________ Signature
___________________________________________________________ Signature if held jointly

Please sign exactly as your name(s) appear(s) on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, trustee, committee, personal representative or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY IN THE RETURN ENVELOPE.